PRUDENTIAL PREMIER® INVESTMENT VARIABLE ANNUITY

PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated February 28, 2020
to Prospectuses dated April 29, 2019

This Supplement should be read in conjunction with the current Prospectus for the Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.

The Investment Options shown below are expected to become available on the Annuity on or about April 27, 2020. Information about each underlying Portfolio’s investment objective, investment advisor, and fees and expenses and any limitations on allocation to the Portfolios will be included in the prospectus for the Annuity to be dated April 27, 2020.

MFS® International Growth Portfolio – Service Class
MFS® Investors Trust Series – Service Class
MFS® Massachusetts Investors Growth Stock Portfolio – Service Class
MFS® Mid Cap Growth Series – Service Class
MFS® New Discovery Series – Service Class
MFS® Research Series – Service Class
MFS® Technology Portfolio – Service Class
MFS® Total Return Bond Series – Service Class
MFS® Total Return Series – Service Class
MFS® Utilities Series – Service Class

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

PPIVASUP1